October 19, 2016 Landstar System, Inc. Earnings Conference Call Third Quarter 2016 Date Published: 10/19/2016 Exhibit 99.2

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made during this presentation that are not based on historical facts are “forward looking statements.” During this presentation, I may make certain statements, containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial and legal risks detailed in Landstar’s Form 10-K for the 2015 fiscal year, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and Landstar undertakes no obligation to publicly update or revise any forward-looking statements. Date Published: 10/19/2016

Model Definition Landstar is a worldwide, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third party capacity providers and employees. Date Published: 10/19/2016

The Network Date Published: 10/19/2016 2015 Results $3.3 billion in revenue 1.8 million loadings 512 million dollar agents 9,500 BCO trucks (2015 year-end) 44,000 Carriers (2015 year-end) 14,000 Trailers (2015 year-end)

Transportation Management Services Percentage of Revenue 3Q15 3Q16 Truck Transportation Truckload Van equipment 55% 59% Unsided/platform equipment 35% 32% Less-than-truckload 2% 2% Rail intermodal 3% 3% Ocean and air cargo 3% 2% Date Published: 10/19/2016

Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled. Date Published: 10/19/2016 Revenue ($’s in thousands) Quarter to Date Year to Date Qtr over Prior Year Qtr Rate (1) Volume (2) Change Truck Revenue -5.4% -0.7% -0.06 Rail Intermodal Revenue -0.113 2.3% -9.3% Ocean/Air Revenue -0.26200000000000001 9.0999999999999998 -0.19400000000000001 Insurance Premiums NA NA 1.9% Total Revenue -6.4% Year over Prior Year Rate (1) Volume (2) Change Truck Revenue -8.3% -1 -8.3% Rail Intermodal Revenue -0.10100000000000001 0.11700000000000001 .4% Ocean/Air Revenue -0.22 0.11899999999999999 -0.127 Insurance Premiums NA NA 5.4% Total Revenue -0.08

Van Equipment Unsided/Platform Equipment Date Published: 10/19/2016 Truckload Loadings and Revenue per Load (Excludes LTL)

Industries Served As a Percentage of Revenue Q3 Q3 2015 2016 Quarter over Prior Year Quarter Growth Consumer Durables 18.7 20.8 4% Machinery 14.3 14.6 -4% Automotive 12.4 8.9 -33% Building Products 8.4 9.0 1% Metals 6.8 6.7 -9% AA&E, Hazmat 7.4 7.9 1% Foodstuffs 5.3 5.5 -3% Energy 4.5 3.7 -24% Other 22.2 22.9 -3% Transportation Revenue 100.0 100.0 -7% Date Published: 10/19/2016

15.1% 15.6% Gross profit equals revenue less the cost of purchased transportation and commissions to agents. Gross profit margin equals gross profit divided by revenue. Revenue on transactions with a fixed gross profit margin was 55% and 56% of revenue in the 2015 and 2016 year-to-date periods, respectively, and 55% of revenue in both the 2015 and 2016 third quarters. Date Published: 10/19/2016 Gross Profit (1) and Gross Profit Margin (2) ($’s in thousands) Quarter to Date Year to Date 15.1% 15.5% 15.1% 15.6% 3rd Qtr (3) Changes in gross profit margin % 2015 Period 15.1 Revenue - fixed gp margin 0.2 Revenue - variable gp margin 0.1 Change in mix and other 0.1 2016 Period 15.5 3rd Qtr YTD (3) Changes in gross profit margin % 2015 Period 15.1 Revenue - fixed gp margin 0.2 Revenue - variable gp margin 0.2 Change in mix and other 0.1 2016 Period 15.6

50.5% 43.9% Operating margin equals operating income divided by gross profit. Date Published: 10/19/2016 Operating Income and Operating Margin (1) ($’s in thousands) Quarter to Date Year to Date 50.4% 48.0% 48.0% 44.9% 3rd Qtr Changes in operating margin % 2015 Period 50.4 Other operating costs 0.7 Insurance and claims -1.9 SG&A 0.5 Depreciation and amortization -1.7 2016 Period 48 3rd Qtr YTD Changes in operating margin % 2015 Period 48 Other operating costs 0.5 Insurance and claims -2 SG&A 0.1 Depreciation and amortization -1.7 2016 Period 44.9

Date Published: 10/19/2016 Truck Capacity Data (All information other than fuel surcharges is provided as of the end of the period) KEY INCOME STATEMENT DATA ($ in Millions) % of 2013 % of 2013 % of 2012 Rev/GP Plan Rev/GP Proj Rev/GP QTR YTD QTR Sep 26, Dec 26, Sep 24, External Revenue $8,907 #REF! #REF! 2015 2015 2016 Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! BCO Independent Contractors 8,869 8,907 8,889 Truck Brokerage Carriers: Interest and Debt Expense #REF! #REF! #REF! Approved and Active (1) 29,127 29,728 30,860 Income Before Income Taxes #REF! #REF! #REF! Other Approved 13,813 14,715 15,691 42,940 44,443 46,551 Income Taxes #REF! #REF! #REF! Total Available Truck Capacity Providers 51,809 53,350 55,440 Trucks Provided by BCO Independent Contractors 9,441 9,500 9,510 Fuel Surcharges - BCO Loadings only ($ in thousands)(2) $43,165 $,174,661 $34,702 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180 day period immediately preceding the period end. (2) Fuel surcharges billed to customers during the applicable period on freight hauled by BCO Independent Contractors are paid 100% to the BCO and excluded from revenue and the cost of purchased transportation.

(1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. Date Published: 10/19/2016 Key Balance Sheet and Cash Flow Statistics ($’s in thousands) % of 2013 % of 2013 % of 2012 Rev/GP Plan Rev/GP Proj Rev/GP YTD YTD Sep 26, Sep 24, External Revenue $0.21 #REF! #REF! 2015 2016 Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Balance sheet (period end amounts): Debt to Capital 0.17 0.21 Net Cash (1) $61,636 $91,883 Cash flow: Cash flow from operations $,148,084 $,171,297 Capital expenditures $3,798 $17,833 Income Before Income Taxes #REF! #REF! #REF! Share repurchases $,107,214 $50,516 Dividends paid $54,467 $10,572 Returns: TTM Return on Equity 0.31 0.28000000000000003 TTM Return on Invested Capital 0.25 0.22 TTM Return on Assets 0.15 0.14000000000000001

Free Cash Flow / Share Purchases (In Thousands) Free cash flow is defined as cash flow from operations less capital expenditures, each set forth on the prior slide. YTD through September Date Published: 10/19/2016 Third quarter 2016 YTD (000's) Free cash flow (1) $,153,464 Share purchases $50,516 Ending common share count 41,775

Date Published: 10/19/2016